EX-99. CERT


CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Terry K. Glenn, President of WCMA Tax-Exempt Fund, certify that:

1. I have reviewed this report on Form N-CSR of WCMA Tax-Exempt
Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 3, 2003


       /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       WCMA Tax-Exempt Fund



EX-99. CERT


CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002


I, Donald C. Burke, Chief Financial Officer of WCMA Tax-Exempt Fund, certify that:

1. I have reviewed this report on Form N-CSR of WCMA Tax-Exempt
Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 3, 2003


       /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       WCMA Tax-Exempt Fund



Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Terry K. Glenn, President of WCMA Tax-Exempt Fund (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: June 3, 2003


       /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       WCMA Tax-Exempt Fund



Exhibit 99.1350CERT


Certification Pursuant to Section 906 of the Sarbanes Oxley Act


I, Donald C. Burke, Chief Financial Officer of WCMA Tax-Exempt Fund (the "Fund"), certify that:

1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: June 3, 2003

       /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       WCMA Tax-Exempt Fund